[STOKES & HINDS, LLC LETTERHEAD]

                        INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors
Reserve Bancorp, Inc.
Pittsburgh, Pennsylvania


         We consent to the incorporation by reference in this Registration Statement of Reserve Bancorp, Inc. on Form S-8 of our report dated November 8, 2002, incorporated by reference in the Annual Report on Form 10-KSB of Reserve Bancorp, Inc. for the year ended September 30, 2002.




                                                     /s/Stokes & Hinds, LLC
                                                     ----------------------
                                                     Stokes & Hinds, LLC





May 19, 2003

Pittsburgh, Pennsylvania